UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2012

El Paso Pipeline Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-33825	26-0789784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

El Paso Building

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Conveyance Agreement

El Paso Pipeline Partners, L.P. (the “Partnership”) previously announced it had entered into a Contribution Agreement (the “Contribution Agreement”) with El Paso Pipeline GP Company, L.L.C. (the “General Partner”), El Paso Corporation, El Paso LLC (El Paso Corporation and El Paso LLC, collectively “El Paso”), El Paso Noric Investments III, L.L.C. (“EP Noric”), Colorado Interstate Gas Company, L.L.C. (“CIG”), El Paso CNG Company, L.L.C. (“EP CNG”), El Paso Cheyenne Holdings, L.L.C. (“EP Cheyenne”), Cheyenne Plains Investment Company, L.L.C. (“Cheyenne Plains Investment”), El Paso Pipeline Corporation (“EPPC”), El Paso Pipeline Holding Company, L.L.C. (“EPP Holdco”), El Paso Pipeline LP Holdings, L.L.C. (“EPP LP”) and El Paso Pipeline Partners Operating Company, L.L.C. (the “Operating Company”). Pursuant to the Contribution Agreement, El Paso, EP CNG, EPPC, EPP Holdco, EP Cheyenne, EPP LP and EP Noric (collectively, the “Contributing Parties”) agreed to contribute to the Partnership (together with the Operating Company, the “Partnership Parties”) a 100% member interest in Cheyenne Plains Investment (the “Cheyenne Interest”) and a 14% member interest in CIG (the “CIG Interest”). The Contribution Agreement is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

In accordance with the Contribution Agreement, on May 24, 2012, the Partnership entered into a Contribution, Conveyance and Assumption Agreement (the “Conveyance Agreement”) with the General Partner, the Operating Company, El Paso, EP Noric, CIG, EP CNG, EPPC, EPP Holdco, EP Cheyenne, EPP LP, and Cheyenne Plains Investment pursuant to which the Contributing Parties contributed the CIG Interest and the Cheyenne Interest to the Partnership Parties. The Conveyance Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

The aggregate consideration of $635 million consisted of approximately $571 million of cash (the “Cash Consideration”) and 1,920,751 newly issued common units (the “Unit Consideration”) representing limited partner interests in the Partnership (“Common Units”).  To provide the funding of the Cash Consideration, concurrently with the closing, the Partnership borrowed $570 million under the Partnership’s existing revolving credit facility.

Concurrently with the issuance of the Common Units in connection with the Unit Consideration, the General Partner contributed to the Partnership approximately $1 million in order to maintain its 2% general partner interests in the Partnership. The proceeds of this contribution to the Partnership by the General Partner was also used by the Partnership to partially fund the Cash Consideration. The issuance of Common Units pursuant to the Contribution Agreement as partial consideration for the CIG Interest and Cheyenne Interest was made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(2) of the Securities Act.

Amendments to the Limited Liability Company Agreements of CIG

In connection with the closing of the transactions contemplated by the Contribution Agreement and Conveyance Agreement, on May 24, 2012, EPPP CIG GP Holdings, L.L.C. and the Operating Company entered into the Second Amended and Restated Limited Liability Company Agreement of CIG (the “CIG Amendment”) to reflect the contribution of the CIG Interest to the Partnership Parties. The CIG Amendment is filed as Exhibit 10.2 to this Form 8-K and is incorporated by reference into this Item 1.01.

Relationships

After giving effect to the transactions contemplated by the Contribution Agreement, the Partnership will directly or indirectly own a 100% member interest in CIG and a 100% member interest in Cheyenne Plains Investment.  Further, certain officers and directors of the General Partner serve as officers and/or directors of El Paso, the Partnership and the Operating Company.

In addition, each of the Partnership, Elba Express Company, L.L.C. (“Elba Express”), Southern LNG Company, L.L.C. (“SLNG”), Southern Natural Gas Company, L.L.C. (“SNG”), Wyoming Interstate Company, L.L.C. (“WIC”), CIG and Cheyenne Plains Investment currently have and will have in the future other routine agreements with El Paso or one of its subsidiaries that arise in the ordinary course of business, in addition to the Partnership’s Agreement of Limited Partnership, such as agreements for services and other transportation and exchange agreements and interconnection and balancing agreements with other El Paso pipelines.

The conflicts committee of the board of directors of the General Partner unanimously recommended approval of the terms of the Partnership’s acquisition of the CIG Interest and the Cheyenne Interest. The conflicts committee, which is comprised entirely of independent directors, retained independent legal and financial advisors to assist it in evaluating and negotiating the transaction. The board of directors of the General Partner unanimously approved the terms of the Partnership’s acquisition of the CIG Interest and the Cheyenne Interest.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above with respect to the issuance by the Partnership of Common Units pursuant to the Contribution Agreement is incorporated in this Item 3.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
2.1*

Contribution Agreement, dated May 17, 2012, by and among El Paso Pipeline Partners, L.P., El Paso Corporation, El Paso LLC, El Paso Noric Investments III, L.L.C., Colorado Interstate Gas Company, L.L.C., El Paso CNG Company, L.L.C., El Paso Cheyenne Holdings, L.L.C., Cheyenne Plains Investment Company, L.L.C., El Paso Pipeline Corporation, El Paso Pipeline Holding Company, L.L.C., El Paso Pipeline GP Company, L.L.C., El Paso Pipeline LP Holdings, L.L.C. and El Paso Pipeline Partners Operating Company, L.L.C. (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K filed with the SEC on May 21, 2012).

10.1

Contribution, Conveyance and Assumption Agreement, dated May 24, 2012, by and among El Paso Pipeline Partners, L.P., El Paso Corporation, El Paso LLC, El Paso Noric Investments III, L.L.C., Colorado Interstate Gas Company, L.L.C., El Paso CNG Company, L.L.C., El Paso Cheyenne Holdings, L.L.C., Cheyenne Plains Investment Company, L.L.C., El Paso Pipeline Corporation, El Paso Pipeline Holding Company, L.L.C., El Paso Pipeline GP Company, L.L.C., El Paso Pipeline LP Holdings, L.L.C. and El Paso Pipeline Partners Operating Company, L.L.C.

10.2	Second Amended and Restated Limited Liability Company Agreement of Colorado Interstate Gas Company, L.L.C., dated May 24, 2012.

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO PIPELINE PARTNERS, L.P.

By:	EL PASO PIPELINE GP COMPANY, L.L.C., its General Partner

By:	/s/ John R. Sult
John R. Sult
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Date: May 24, 2012

EL PASO PIPELINE PARTNERS, L.P.

EXHIBIT INDEX

Each exhibit identified below is filed as a part of this report.

Exhibit Number	Description
2.1*

Contribution Agreement, dated May 17, 2012, by and among El Paso Pipeline Partners, L.P., El Paso Corporation, El Paso LLC, El Paso Noric Investments III, L.L.C., Colorado Interstate Gas Company, L.L.C., El Paso CNG Company, L.L.C., El Paso Cheyenne Holdings, L.L.C., Cheyenne Plains Investment Company, L.L.C., El Paso Pipeline Corporation, El Paso Pipeline Holding Company, L.L.C., El Paso Pipeline GP Company, L.L.C., El Paso Pipeline LP Holdings, L.L.C. and El Paso Pipeline Partners Operating Company, L.L.C. (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K filed with the SEC on May 21, 2012).

10.1

Contribution, Conveyance and Assumption Agreement, dated May 24, 2012, by and among El Paso Pipeline Partners, L.P., El Paso Corporation, El Paso LLC, El Paso Noric Investments III, L.L.C., Colorado Interstate Gas Company, L.L.C., El Paso CNG Company, L.L.C., El Paso Cheyenne Holdings, L.L.C., Cheyenne Plains Investment Company, L.L.C., El Paso Pipeline Corporation, El Paso Pipeline Holding Company, L.L.C., El Paso Pipeline GP Company, L.L.C., El Paso Pipeline LP Holdings, L.L.C. and El Paso Pipeline Partners Operating Company, L.L.C.

10.2	Second Amended and Restated Limited Liability Company Agreement of Colorado Interstate Gas Company, L.L.C., dated May 24, 2012.

* Previously filed.